UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 17, 2015 (September 14, 2015)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7575 W. Jefferson Blvd., Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On September 14, 2015, Steel Dynamics, Inc. issued a press release titled “Steel Dynamics to Expand its Fabrication Operations with Decking Asset Acquisition.”  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits.

The following exhibit is filed with this report:

Exhibit Number	Description

99.1	Steel Dynamics, Inc. press release dated September 14, 2015, titled “Steel Dynamics to Expand its Fabrication Operations with Decking Asset Acquisition.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler
Date: September 17, 2015	By:	Theresa E. Wagler
	Title:	Executive Vice President and
Chief Financial Officer